SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 001-51554

Date of Report: August 13, 2007

ASAP SHOW, INC.

(Exact name of registrant as specified in its charter)

Nevada

20-2934409

(State of other jurisdiction of

(IRS Employer

incorporation or organization

Identification No.)

100 Wall Street – 15th Floor, New York, NY

10005

(Address of principal executive offices)

(Zip Code)

212-232-0120

(Registrant’s telephone number including area code)

4349 Baldwin Ave., Unit A, El Monte, CA                                                                                                          91731

 (Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 2.01

Completion of Acquisition of Assets

Item 3.02

Unregistered Sale of Equity Securities

Item 5.01

Changes in Control of Registrant

Item 5.02

Appointment of Certain Officers

On August 13, 2007 ASAP Show, Inc. (“ASAP Show”) acquired the outstanding capital stock of Sino-American Petroleum Group, Inc., a Delaware corporation (“Sino-American Petroleum”).  Sino-American Petroleum is a holding company that owns all of the registered capital of Tongliao Yili Asphalt Co. (“Yili Asphalt”), a corporation organized under the laws of The People’s Republic of China.  Yili Asphalt is engaged in the business of refining heavy oil into asphalt, fuel oil and lubricants.  All of Yili Asphalt’s business is currently in China.

In connection with the closing of the acquisition (the “Merger”) on August 13, 2007, the following took place:

•

ASAP Show issued to the shareholders of Sino-American Petroleum 200,000 shares of Series A Preferred Stock, which will be convertible into 569,348,000 shares of common stock after the distribution of the ASAP Holdings shares discussed below.

•

All of the members of the Board of Directors of ASAP Show other than Frank Yuan resigned.

•

Frank Yuan elected Chunshi Li, the Chairman of Yili Asphalt, to serve as a member of the Board, and they together elected Chunshi Li to serve as the Chief Executive Officer and Chief Financial Officer of ASAP Show.

•

Huakang Zhou, Xiaojin Wang and Xiao Hu purchased 100,000 shares of Series A Preferred Stock for $600,000.  The 100,000 shares will be convertible into 284,674 shares of common stock after the distribution of the ASAP Holdings shares discussed below.  The three purchasers assigned their interest in most of the Series A Preferred shares to other individuals, none of whom acquired sufficient shares to be a controlling shareholder of ASAP Show.

Prior to the Merger, ASAP Show assigned all of its pre-Merger business and assets to ASAP Holdings, Inc., its wholly-owned subsidiary, and ASAP Holdings assumed responsibility for all of the liabilities of ASAP Show that existed prior to the Merger.  At the same time, ASAP Show entered into a management agreement with Frank Yuan, its previous CEO, and ASAP Holdings.  The management agreement provides that Mr. Yuan will manage ASAP Holdings within his discretion, provided that his actions or inactions do not threaten material injury to ASAP Show.  The management agreement further provides that Mr. Yuan will cause ASAP Holdings to file a registration statement with the Securities and Exchange Agreement that will, when declared effective, permit ASAP Show to distribute all of the outstanding shares of ASAP Holdings to the holders of its common stock.  After the registration statement is declared effective, the Board of Directors of ASAP Show will fix a record date, and shareholders of record on that date will receive the shares of ASAP Holdings in proportion to their ownership of ASAP Show common stock.

New Management

Upon completion of the Merger, the Board of Directors consisted of Frank Yuan and Chunshi Li.  Within the next few days, ASAP Show will file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders of record an information statement prepared in accordance with SEC Rule 14f-1, containing information about Chunshi Li among other things.  Ten days after the information statement is mailed to the shareholders of record, Frank Yuan will resign from his position as a member of the Board of Directors.  At that time, the executive officers and directors of ASAP Show will be:

        Director

Name

Age

Position with the Company

  Since

Chunshi Li

51

Chairman, Chief Executive Officer

        2007

Chief Financial Officer

All directors hold office until the next annual meeting of our shareholders and until their successors have been elected and qualify.  Officers serve at the pleasure of the Board of Directors.

Chunshi Li has over thirteen years experience in the petroleum products industry.    Since 2005 he has served as Chairman of the Board of Yili Asphalt, a company that he founded.  From 1994 to 2005 Mr. Li was employed be other petroleum refiners and distributors.  From 1984 to 1994 Mr. Li was employed in the Provincial Government of Jilin Province as a member of the Political Consultative Conference.

Principal Shareholders

Upon completion of the Merger, there were 8,626,480 shares of ASAP Show common stock issued and outstanding.  In addition, there were 300,000 shares of Series A Convertible Preferred Stock issued and outstanding, which can be converted into 854,022,000 common shares.  Therefore, the total outstanding common stock on a fully-diluted basis is 862,648,480 shares.  The holders of the Series A Preferred Stock have voting power equivalent to the common shares into which the Series A shares are convertible.  .

The following table sets forth information known to us with respect to the beneficial ownership of our common stock (assuming conversion of the Series A Convertible Preferred Stock) as of the date of completion of the Merger by the following:

•

each shareholder who beneficially owns more than 5% of our common stock (on a fully-diluted basis);

•

Chunshi Li, our Chief Executive Officer

•

each of the members of the Board of Directors; and
                                                  2

•

all of our officers and directors as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Chunshi Li	186,504,601	21.6%
Frank Yuan	2,901,311	0.3%

All officers and directors as a group (2 persons)	189,405,912	22.0%

________________________________

(1)    Except as otherwise noted, all shares are owned of record and beneficially.

INFORMATION REGARDING THE ACQUIRED COMPANIES

Business

Sino-American Petroleum Group, Inc.

Sino-American Petroleum Group, Inc. was organized under the laws of the State of Delaware in 2006.  It never initiated any business activity.  In May 2007 Sino-American Petroleum acquired 100% of the registered capital of Yili Asphalt in exchange for equity in Sino-American Petroleum.  Those shares represent the only asset of Sino-American Petroleum.

Tongliao Yili Asphalt Co.

Yili Asphalt was organized in 2005 as a limited company under the laws of The People’s Republic of China.  Its offices and manufacturing facilities are located 10 km from the City of Tongliao, which is a prefecture level city in the Inner Mongolia Autonomous Region in northern China.  This location provides the company ready access to customers in the industrial sector of northeast China.

Since 2005 we have been engaged in developing a state-of-the-art facility for refining petroleum to produce three categories of end products:  asphalt, diesel fuel and lubricants.  The facility that we have developed has the capacity to produce, each day, 1300 tons of diesel fuel (current market value - $3680 per ton), 780 tons of asphalt (current market value - $300 per ton), and 520 tons of lubricants (current market value - $600 per ton).  When we launch our operations, we will immediately be the largest asphalt producer in Inner Mongolia.

Our facility is now complete.  And we have finally secured all of the government licenses that we require in order to operate a refinery.  Our plan is to initiate production in September 2007, although achievement of that plan will depend on our success in securing working capital.
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Suppliers

The success of our operations will depend in large part on our success in obtaining a steady flow of raw petroleum at favourable prices.  At the present time, we anticipate sourcing petroleum from several channels:

•

Liaohe Oil Field.  Our facility is located near the Liaohe Oil Field, the third largest oil field in China.  Government seismic studies have indicated that the Liaohe Oil Field has reserves of ultra heavy oil in excess of 100 million tons.  Because of the close relationship with the government of our management, in particular our Chairman, who served in the government of Jilin Province for ten years, we expect to obtain a high degree of cooperation from the producers in the Liaohe Oil Field.

•

China National Offshore Oil Corporation.  We have a written commitment from CNOOC to supply us with 200,000 tons of petroleum at market price.

•

Ministry of Transportation.  China is experiencing a shortage of asphalt, which is severely hampering its efforts to develop its roadway system.  For this reason, the Ministry of Transportation has indicated a willingness to assist us in obtaining petroleum supplies as needed.   This relationship may prove particularly useful to us, if demand for oil in China continues to push local prices upwards.  The Ministry of Transportation is capable of sourcing mineral waste oil from Russia, which tends to be priced substantially below the Chinese market price for heavy petroleum.

Facilities

Our offices and refinery are located on a parcel of industrial land measuring 126,540 m2, which was leased from the local government for fifty years ..  The central portion of our refinery is a 300,000 ton atmospheric and vacuum distillation unit that was designed for us by China Petroleum Engineering Design Co., Ltd.  Our storage facilities consist of:

•

Six tanks for storage of raw petroleum.  These tanks have a capacity of 30,000 m3,  which is sufficient petroleum to assure full capacity operations for 30 days.

•

Six asphalt storage tanks.  These tanks have a capacity of 12,000 m3, which is adequate to permit us to store twenty days worth of production at 600 tons per day, with the asphalt segregated into four grades.

•

Ten tanks for storage of petroleum distillate.  These tanks have an aggregate capacity of 14,000 m3, which is adequate to permit us to store 35 days of production.

At present we receive our raw materials by truck, from which it is piped into our storage tanks to be dehydrated.  After refining, the end products are removed from our facilities by truck.  In 2008, however, we expect a rail line to be built directly to our plant, funded primarily by the government of the Autonomous Region.  That improvement should substantially reduce our transportation costs and reduce delays in both inbound and outbound shipments.
                                                                       4

Products

The refining of petroleum to produce asphalt produces two other categories of products as residue:  diesel fuel and lubricating oil.  So our business plan contemplates that we will launch in all three markets at once.  Within those markets, the varieties of end user are numerous.

Asphalt.  Petroleum asphalt is, in the first instance, moved in one of three directions.  It can be burnt to produce coke, which is the main fuel source for steelmaking.  In the alternative, it can be blended with anthracite and liquid asphalt, then used as blast furnace refractory material or as the primary component of electrolyte aluminium anodes, electric steelmaking electrodes, heat exchangers, and for other high temperature resistant uses.  Finally, asphalt can be used undiluted for paving roads and roofs.

In China, the recent rapid industrial expansion has produced an urgent need for improved roadways, which in turn has driven the demand for asphalt beyond the nation’s production capacity.  China now imports a substantial portion of its asphalt requirements, which significantly increases the cost of construction.

Diesel Fuel.  Diesel fuel, generally, falls into two categories:  light diesel fuel and heavy diesel fuel.  Light diesel fuel is the diesel oil used by trucks, tractors and diesel automobiles.  Heavy diesel fuel is used in low speed (up to 1,000 RPM) engines.

The growth in demand for diesel fuel in China has been a function of increased industrial production, with concomitant transportation activity.  Our management believes that demand will continue to grow, fuelled by China’s growing interest in reducing petroleum dependence.  We anticipate a growing trend toward more fuel efficient diesel automobiles, which can help the nation to reach its goals of energy independence and an improved environmental.

Lubricating Oil.  Although a can of common lubricating oil is present in every home where there is a motor, the lubricating oil that Yili Asphalt will produce will be specially refined to meet specific machine requirements.  For example, the bearing case in a grinding machine requires a lubricant of a specific viscosity.  Similarly, metal cutting machinery and the hydraulic systems in industrial equipment each require a lubricant with specific characteristics.  Our plan is to produce the base material for sale to other refiners, who will then perform the finishing processes to produce lubricants to suit those specific industrial needs.

Management’s Plan of Operation

Management of Yili Asphalt anticipates that Yili Asphalt will commence revenue-producing operations in September 2007.  In order to do so, however, Yili Asphalt will have to obtain approximately $500,000 in working capital to fund the initiation of operations.  Management plans to approach a Chinese bank in order to borrow those funds from a Chinese bank on a secured basis, since Yili Asphalt has $7.9 million in capital assets on its books that are currently free of liens.  To date, however, it has not obtained a commitment for the funds.  If there is a delay in securing the necessary funds, the date for initiation of revenue-producing operations will be likewise delayed.
                                                                        5

Because the Company’s refining process yields three different end products (asphalt, diesel fuel, lubricants), the Company’s initial operations will entail a sudden increase in working capital demands.  Among the more significant funding demands will be:

•

Inventory.  Yili Asphalt will have to fund the carrying cost of a large inventory of products, including the investment in raw petroleum, the cost of storage, and the cost of transportation.

•

Marketing.  Yili Asphalt intends to engage in direct marketing of all products lines ..  Management expects that its direct marketing program will prove to be more efficient over the long term than a distribution network.  However, the initial burden on its working capital will be considerable, as Yili Asphalt will have to carry the full cost of a sales staff, the expenses of their marketing activities, such as travel, entertainment, and promotion, and the expenses attendant to sales accounting.

•

Potentially Inefficient Use of Facilities.  To optimize the utilization of our refinery, we will have to generate sales of our products in the proportions in which the refinery is designed to produce them:  roughly 6:3:2 for fuel, asphalt and lubricants respectively.  It is unlikely that sales will occur naturally in those proportions.  If sales in one or two of the categories lag the other(s), management will face the Hobson’s choice of delaying production in the faster selling category, thus losing the benefit of the demand for that category, or tolerating excess inventories of the slower selling categories.  This situation would result in additional demands on our working capital.

In addition to our need for working capital to initiate production, our business plan calls for substantial capital investment over the next twelve months.  The primary purposes for which we anticipate a need for capital are:

•

Additional Working Capital for Growth.  We believe there is a high demand for our products in Inner Mongolia and the neighboring provinces.  If we are correct, then demand could enable us to quickly expand our operations to full capacity.  Growth at that rapid rate would require a commitment of many millions of Dollars for working capital.  Our management will have to assess the value of the market opportunities that present themselves, and weight them against the cost of such capital as may be made available to us.

•

Construction of Dedicated Rail Line.  The government of Inner Mongolia has committed to construct a rail line that will have a siding at our refinery.  Construction is scheduled in 2008.  The benefit to us in terms of reduced transportation costs would be substantial.  The government’s proposal, however, contemplates that Yili Asphalt will make a substantial capital contribution toward the construction project.  The amount of the contribution has not been determined.

•

Acquisition of Refinery.  Chunshi Li, our Chairman, has committed to purchase Mongolia Kailu Yili Asphalt Co., Ltd., an asphalt company with a production capacity of 100,000 tons.  He intends to assign his rights in Mongolia Kailu to Yili Asphalt if we are able to fund the cost.  The purchase price will be 20 million RMB (approximately $2.5 million).  In addition, Mongolia Kailu is currently unproductive due to deterioration of its facilities.  In
                                                          6

order to bring it back online, we will have to fund the construction of a waterproof coiled material production line at its plant, which will entail an investment of several million more Renminbi.

At the present time, we have received no commitments for the funds required for our planned capital investments.  Obtaining those funds, if we can do so, will require that we issue substantial amounts of equity securities or incur significant debts.  We believe that the expected return on those investments will justify the cost.  However, our plan, if accomplished, will significantly increase the risks to our liquidity.

Off-Balance Sheet Arrangements

Neither Sino-American Petroleum nor Yili Asphalt has any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on their financial condition or results of operations.

Risk Factors That May Affect Future Results

You should carefully consider the risks described below before buying our common stock.  If any of the risks described below actually occurs, that event could cause the trading price of our common stock to decline, and you could lose all or part of your investment.

Because we have not yet commenced our production operations, unexpected factors may hamper our efforts to implement our business plan.

We do not expect to record our first sale before September 2007, and even that depends on our success in securing working capital.  Our business plan contemplates that we will engage in a three-pronged marketing operations, involving production and sales of diesel fuel, asphalt as well as lubricants.  Implementation of that business plan will also entail complex production operations and an active sales force.  Because these are areas in which we have limited experience, problems may occur with production or marketing that we have not anticipated, which would interfere with our business, and prevent us from achieving profitability.

Our profits will be limited unless we are able to secure a sufficient supply of heavy oil.

We manufacture our products by refining petroleum.  The price of petroleum on both the Chinese market and the international market is much higher today than it was five years ago, and our expectation is that the price will remain high for the foreseeable future.  Particularly in China, which has experienced unprecedented industrial growth in the past twenty years, the demand for petroleum exceeds the supply.  Therefore, in order to achieve efficient operations, it will be necessary for us to develop redundant sources of heavy oil, as we cannot rely on one or two relationships to provide the steady flow of oil that we will need.  If we are unable to achieve that redundancy and have interruptions in our petroleum supplies, our profitability will be limited.

Fluctuations in oil prices could impede our efforts to achieve profitability.

The market price of crude oil fluctuates dramatically, driven by economic, political and geological factors that are completely outside our control.  We do not intend to engage in hedging against changes in crude oil prices.  As a result, a sudden increase in the cost of our raw material – i.e. oil – could reduce or eliminate our profit margin.  Although we could respond to the increase by a proportionate increase in our price list, competitive forces might prevent us from doing so – in particular competition from asphalt and diesel fuel producers that are themselves oil producers and are thus shielded from the full effect of increased oil prices.

The capital investments that we plan for the next two years may result in dilution of the equity of our present shareholders.

Our business plan contemplates that we will invest at least 30 million RMB ($3.8 million) in working capital and acquisitions during the next twelve months, and an undetermined amount in the development of a rail line to our refinery.  We intend to raise a portion of the necessary funds by selling equity in our company.  At present we have no commitment from any source for those funds.  We cannot determine, therefore, the terms on which we will be able to raise the necessary funds.  It is possible that we will be required to dilute the value of our current shareholders’ equity in order to obtain the funds.  If, however, we are unable to raise the necessary funds, our growth will be limited, as will our ability to compete effectively.

A recession in China could significantly hinder our growth.

The growing demand for petroleum products in China has been swelled, in large part, by the recent dramatic increases in industrial production in China.  The continued growth of our market will depend on continuation of recent improvements in the Chinese economy.  If the Chinese economy were to contract and investment capital became limited, construction projects would be delayed or abandoned, and the demand for our asphalt would be reduced.  Many financial commentators expect a recession to occur in China in the near future.  The occurrence of a recession could significantly hinder our efforts to implement our business plan.

Increased environmental regulation could diminish our profits.

The refining of petroleum involves the production of pollutants.  In addition, the transportation of petroleum products entails a risk of spills that may result in long-term damage to the environment.  At the present time we estimate that our compliance with applicable government regulations designed to protect the environment will cost us 1 million RMB (approximately $125,000) per year.  There is increasing concern in China, however, over the degradation of the environment that has accompanied its recent industrial growth.  It is likely that additional government regulation will be introduced in order to protect the environment.  Compliance with such new regulations could impose on us substantial costs, which would reduce our profits.

Our business and growth will suffer if we are unable to hire and retain key personnel that are in high demand.

Our future success depends on our ability to attract and retain highly skilled petroleum engineers, production supervisors, transportation specialists and marketing personnel.  In general, qualified individuals are in high demand in China, and there are insufficient experienced personnel to fill the demand.  In a specialized scientific field, such as ours, the demand for qualified individuals is even greater.  If we are unable to successfully attract or retain the personnel we need to succeed, we will be unable to implement our business plan.

We may have difficulty establishing adequate management and financial controls in China.

The People’s Republic of China has only recently begun to adopt the management and financial reporting concepts and practices that investors in the United States are familiar with.  We may have difficulty in hiring and retaining employees in China who have the experience necessary to implement the kind of management and financial controls that are expected of a United States public company.  If we cannot establish such controls, we may experience difficulty in collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet U.S. standards.

Government regulation may hinder our ability to function efficiently.

The national, provincial and local governments in the People’s Republic of China are highly bureaucratized.  The day-to-day operations of our business require frequent interaction with representatives of the Chinese government institutions.  The effort to obtain the registrations, licenses and permits necessary to carry out our business activities can be daunting.  Significant delays can result from the need to obtain governmental approval of our activities.  These delays can have an adverse effect on the profitability of our operations.  In addition, compliance with regulatory requirements applicable to petroleum refining may increase the cost of our operations, which would adversely affect our profitability.

Capital outflow policies in China may hamper our ability to pay dividends to shareholders in the United States.

The People’s Republic of China has adopted currency and capital transfer regulations. These regulations require that we comply with complex regulations for the movement of capital. Although Chinese governmental policies were introduced in 1996 to allow the convertibility of RMB into foreign currency for current account items, conversion of RMB into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange. We may be unable to obtain all of the required conversion approvals for our operations, and Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB in the future. Because most of our future revenues will be in RMB, any inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to pay dividends to our shareholders.

Currency fluctuations may adversely affect our operating results.

Yili Asphalt generates revenues and incurs expenses and liabilities in Renminbi, the currency of the People’s Republic of China.  However, as a subsidiary of ASAP Show, it will report its financial results in the United States in U.S. Dollars.  As a result, our financial results will be subject to the effects of exchange rate fluctuations between these currencies.  From time to time, the government of China may take action to stimulate the Chinese economy that will have the effect of reducing the value of Renminbi.  In addition, international currency markets may cause significant adjustments to occur in the value of the Renminbi.  Any such events that result in a devaluation of the Renminbi versus the U.S. Dollar will have an adverse effect on our reported results.  We have not entered into agreements or purchased instruments to hedge our exchange rate risks.

We have limited business insurance coverage.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Moreover, while business disruption insurance is available, we have determined that the risks of disruption and cost of the insurance are such that we do not require it at this time. Any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

ASAP Show is not likely to hold annual shareholder meetings in the next few years.

Management does not expect to hold annual meetings of shareholders in the next few years, due to the expense involved.  The current members of the Board of Directors were appointed to that position by the previous directors.  If other directors are added to the Board in the future, it is likely that the current directors will appoint them.  As a result, the shareholders of ASAP Show will have no effective means of exercising control over the operations of ASAP Show.

Executive Compensation

Information regarding the compensation paid to the executive officers of ASAP Show during the past two fiscal years is set forth in Item 10 of ASAP Show’s Annual Report on Form 10-KSB for the year ended May 31, 2006, which was filed with the Securities and Exchange Commission on September 13, 2006.  After Frank Yuan’s resignation from the Board becomes effective, none of the individuals who served as officers of ASAP Show during the past three fiscal years will remain an officer or director of ASAP Show.

The table below itemizes the compensation paid to Chunshi Li by Yili Asphalt for services during the two fiscal years since Yili Asphalt was organized.  There was no officer of Yili Asphalt whose salary and bonus for services rendered during the year ended December 31, 2006 exceeded $100,000.

	Year	Salary
Chunshi Li	2006	Nil
	2005	Nil
	2004	Nil

Employment Agreements

Each of our executive officers serves on an at-will basis.

Related Party Transactions

During 2006 Chunshi Li invested in Yili Asphalt most of the funds that we used to develop our refinery facility.  Yili Asphalt recorded the investment as $6,593,866 on its balance sheet, and issued to Mr. Li a substantial portion of its registered equity.  Mr. Li subsequently transferred that equity to Sino-American Petroleum in exchange for his interest in that company.

During 2005 and 2006 Chunshi Li also made loans to Yili Asphalt to enable it to develop its refinery.  The loans were not interest-bearing, and were due on demand.  At December 31, 2006 the balance due from Yili Asphalt to Chunshi Li was $537,626.  During the three months ended March 31, 2007 Yili Asphalt reimbursed Chunshi Li for the entirety of the loans.

Other than the aforesaid contribution and loans, Chunshi Li has not engaged in any transaction with ASAP Show, Sino-American Petroleum or Yili Asphalt during the past two fiscal years or the current fiscal year that had a transaction value in excess of $60,000.

Description of Securities

ASAP Show is authorized to issue:

➢

45,000,000 shares of Common Stock, $.001 par value per share, of which 8,626,480 shares are outstanding;

➢

300,000 shares of Series A Preferred Stock, all of which is outstanding; and

➢

4,700,000 shares of Preferred Stock, none of which are outstanding.

Common Stock.  Holders of the Common Stock are entitled to one vote for each share in the election of directors and in all other matters to be voted on by the stockholders.  There is no cumulative voting in the election of directors.  Holders of Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors with respect to the Common Stock out of funds legally available therefor and, in the event of liquidation, dissolution or winding up of the Company, to share rateably in all assets remaining after payment of liabilities.  The holders of Common Stock have no pre-emptive or conversion rights and are not subject to further calls or assessments.  There are no redemption or sinking fund provisions applicable to the Common Stock.
                                                                      11

Series A Convertible Preferred Stock.  The holder of each share of Series A Preferred Stock is entitled to convert the share into 2,846.74 shares of Common Stock at any time after the distribution of the shares of ASAP Holdings.  The holder of each share of Series A Preferred Stock is entitled to cast 2,846.75 votes at any meeting of shareholders or by written consent.  In the event that the Company declares a dividend (other than the distribution of the ASAP Holdings shares), the holders of the Series A Preferred Stock will participate in the dividend as if they held the number of common shares into which their Series A Preferred Stock is convertible.   In the event of a liquidation of the Company, the holders of the Series A Preferred Stock will be entitled to a distribution of $.01 per share, and then will participate in the remainder of the distribution as if they held the number of common shares into which their Series A Preferred Stock is convertible.   The Company may call the Series A Preferred Stock for redemption at a price of $.001 per share at any time after the later of December 31, 2008, but only if the record date for the distribution of the ASAP Holdings shares has been declared and passed.

Preferred Stock.  The Board of Directors of ASAP Show is authorized to designate the preferred stock in classes, and to determine the rights, privileges and limitations of the shares in each class.

Market Price and Dividends on ASAP Show Common Equity and Other Shareholder Matters

Information regarding the market price of ASAP Show common equity, payment of dividends, and other shareholder matters is set forth in Item 5 of ASAP Show’ Annual Report on Form 10-KSB for the year ended May 31, 2006, which was filed with the Securities and Exchange Commission on September 13, 2006.

Legal Proceedings

As disclosed in Part II, Item 1 of the Quarterly Report on Form 10-QSB for the quarter ended February 28, 2007, ASAP Show has been notified that it will be called upon for indemnification by Cyber Merchants Exchange, Inc. (“C-Me”) if C-Me is required to disgorge $91,572 allegedly paid to it by a third party as a preference prior to that party’s bankruptcy.  In the event that the claim is made, ASAP Holdings will be required to indemnify ASAP Show pursuant to the terms of the Assignment and Assumption and Management Agreement.

Other than the claim described in the preceding paragraph, neither ASAP Show nor Sino-American Petroleum nor Yili Asphalt is party to any material legal proceedings.

Changes in and Disagreements with Accountants

Not applicable.

Indemnification of Directors and Officers

Section 78.7502 of the General Corporation Law of the State of Nevada authorizes a corporation to provide indemnification to a director, officer, employee or agent of the corporation, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with an action, suit or proceeding, if either (a) it is not proven that the indemnified individual engaged in a breach of fiduciary duty or intentional misconduct, fraud or a knowing violation of law or (b) the indemnified individual acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful as determined in accordance with the statute, and except that with respect to any action which results in a judgment against the person and in favor of the corporation the corporation may not indemnify unless a court determines that the person is fairly and reasonably entitled to the indemnification. Section 78.7502 further provides that indemnification shall be provided if the party in question is successful on the merits.

Our Articles of Incorporation provide that ASAP Show will indemnify our directors, officers, employees and agents to the full extent permitted by the General Corporation Law of the State of Nevada.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers, employees or agents of ASAP Show pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than payment by ASAP Show of expenses incurred or paid by a director, officer, employee or agent of ASAP Show in the successful defence of any  proceeding) is asserted by such director, officer, employee or agent in connection with the securities being registered, ASAP Show will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 9.01

Financial Statements and Exhibits

Financial Statements

Page

Audited financial statements of Sino-American Petroleum

    Group, Inc. as of March 31, 2007 .………………………………… ……... F-1

Unaudited financial statements of Tongliao Yili Asphalt Co. for the three months ended March 31, 2007 and 2006 and for the period from inception to March 31, 2007…………………. …………………… ………. F- 8

Audited financial statements of Tongliao Yili Asphalt Co.,

    for the years ended December 31, 2006 and 2005………………………….F- 16

Exhibits

3-a

Certificate of Designation of Series A Preferred Stock

10-a

Share Purchase and Merger Agreement, dated as of May 24, 2007, by and among ASAP Show, Inc., CRI Acquisition Corp., and Sino-American Petroleum Group, Inc.

10-b

Assignment and Assumption and Management Agreement, dated August 13, 2007, by and among ASAP Show, Inc. ASAP Holdings, Inc. and Frank Yuan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 13, 2007

ASAP SHOW, INC.

By:    /s/ Chunshi Li                               _

      Chunshi Li, Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Sino-American Petroleum Group, Inc.

(A Development Stage Company)

East Hanover, New Jersey

We have audited the accompanying balance sheet of Sino-American Petroleum Group, Inc. (A Development Stage Company) as of March 31. 2007 and the related statements of operations, changes in stockholders’ deficiency and cash flows for the period from inception (November 17, 2006) to March 31, 2007. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown on the accompanying balance sheet, at March 31, 2007, the Company has no assets and has not earned any revenues since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sin-American Petroleum Group, Inc. (A Development Stage Company) as of March 31, 2007 and the results of its operations and its cash flows for the period from inception (November 17, 2006) to March 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Paritz & Company, P.A.

Hackensack, New Jersey

August 9, 2007

SINO-AMERICAN PETROLEUM GROUP, INC.

(A Development Stage Company)

BALANCE SHEET

MARCH 31, 2007

(U.S. $)

ASSETS

TOTAL ASSETS	$ -

LIABILITIES AND STOCKHOLDER’S DEFICIENCY

CURRENT LIABILITIES:
Due to stockholder	$ 6,729
TOTAL CURRENT LIABILITIES	6,729

STOCKHOLDER’S DEFICIENCY:
Common stock, $0.00001 par value
100,000,000 shares authorized
10,000,000 shares issued and outstanding	100
Accumulated deficit	(6,829)
TOTAL STOCKHOLDER’S DEFICIENCY	(6,729)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIENCY	$ -

See notes to financial statements

SINO-AMERICAN PETROLEUM GROUP, INC.

 (A Development Stage Company)

STATEMENTS OF OPERATIONS

FROM INCEPTION (NOVEMBER 17, 2006) TO MARCH 31, 2007

(U.S. $)

REVENUES:	$ -

COSTS AND EXPENSES:
General and administrative	6,829

TOTAL COSTS AND EXPENSES	6,829

NET LOSS	$(6,829)

See notes to financial statements

See notes to financial statements

SINO-AMERICAN PETROLEUM GROUP, INC.

 (A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDER’S DEFICIENCY

(U.S. $)

COMMON STOCK
SHARES	AMOUNT	ACCUMULATED DEFICIT	TOTAL

BALANCE – NOVEMBER 17, 2006	-	$ -	$ -	$ -

Sale of common stock	10,000,000	100		100

Net loss	-	-	(6,829)	(6,829)

BALANCE – MARCH 31, 2007	10,000,000	$100	$(6,829)	$(6,729)

See notes to financial statements

SINO-AMERICAN PETROLEUM GROUP, INC.

 (A Development Stage Company)

STATEMENT OF CASH FLOWS

FROM INCEPTION (NOVEMBER 17, 2006) TO MARCH 31, 2007

(U.S. $)

OPERATING ACTIVITIES:
Net loss	$ (6,829)
Changes in operating assets and liabilities:
Due to stockholder	6,729
NET CASH USED IN OPERATING ACTIVITIES	(100)

FINANCING ACTIVITIES:
Sale of common stock	100
NET CASH PROVIDED BY FINANCING ACTIVITIES	100

INCREASE IN CASH	-

CASH – BEGINNING OF PERIOD	-

CASH – END OF PERIOD	$ -

See notes to financial statements

SINO-AMERICAN PETROLEUM GROUP, INC.

 (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1

BUSINESS DESCRIPTION

Sino-American Petroleum Group, Inc. (“the Company”) was formed on November 17, 2006 under the laws of the State of Delaware for the purpose of making investments in the Peoples Republic of China (“PRC”).

2           GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown on the accompanying balance sheet, at March 31, 2007, the Company has no assets and has not earned any revenues since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation - Development Stage Company

The Company has not earned any revenue from operations since inception.  Accordingly, the Company’s activities have been accounted for as those of a “Development Stage Enterprise @ , as set forth in Financial Accounting Standards Board Statement No. 7 (“SFAS 7").     Among the disclosures required by SFAS 7 are that the Company’s financial statements be identified as those of a development stage company, and that the statements of operations, stockholder’s equity and cash flows disclose activity since the date of the Company’s inception.

Uses of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period.  Actual results could differ from those estimates.

Deferred income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (“SFAS 109") which requires that deferred tax assets and liabilities be recognized for future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, SFAS 109 requires recognition of future tax benefits, such as carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

3

DUE TO STOCKHOLDER

This amount is non-interest bearing and due on demand.

4

SUBSEQUENT EVENT

In May 2007, the Company acquired 100% of the registered capital of Tongliao Yili Asphalt Co., (“Yili Asphalt”) a development stage company organized under the laws of the PRC.  Yili Asphalt is engaged in the business of refining heavy oil into asphalt, fuel oil and lubricants.  All of Yili Asphalt’s business is currently in China.

On August 13, 2007 ASAP Show, Inc. acquired the outstanding capital stock of the Company.

TONGLIAO YILI ASPHALT CO.

(A Development Stage Company)

BALANCE SHEET

MARCH 31, 2007

(U.S. $)

ASSETS
CURRENT ASSETS:
Cash	$ 21,304
Deposits	233
Inventories	3,116
Due from owner	21,960
TOTAL CURRENT ASSETS	46,613

PROPERTY AND EQUIPMENT, NET OF
ACCUMULATED DEPRECIATION	7,926,986

TOTAL ASSETS	$7,973,599

LIABILITIES AND OWNER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$1,350,265
Accrued expenses	26,872
TOTAL CURRENT LIABILITIES	1,377,137

OWNER’S EQUITY:
Capital	185,795
Additional paid-in capital	6,593,866
Accumulated deficit	(262,580)
Accumulated other comprehensive income	79,381
TOTAL OWNER’S EQUITY	6,596,462

TOTAL LIABILITIES AND OWNER’S EQUITY	$7,973,599

See notes to financial statements

TONGLIAO YILI ASPHALT CO.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

(U.S. $)

THREE MONTHS ENDED MARCH 31, 2007	FROM INCEPTION (MAY 27, 2005) TO MARCH 31, 2007

REVENUES:
Interest income	$ 677	$ 3,489
TOTAL REVENUES	677	3,489

COSTS AND EXPENSES:
Research and development	-	43,849
General and administrative	147,320	222,220
TOTAL COSTS AND EXPENSES	147,320	266,069

NET LOSS	$ (146,643)	$(262,580)

See notes to financial statements

TONGLIAO YILI ASPHALT CO.

(A Development Stage Company)

STATEMENT OF CHANGES IN OWNER’S EQUITY

(U.S. $)

CAPITAL	ADDITIONAL PAID-IN CAPITAL	ACCUMULATED DEFICIT	OTHER COMPREHENSIVE INCOME	TOTAL

BALANCE – DECEMBER 31, 2005	$185,795	$ -	$ -	$ -	$ 185,795

Additional capital contribution	-	6,593,866	-	-	6,593,866

Foreign currency translation adjustment	-	-	-	(2,438)	(2,438)

Net loss	-	-	(115,937)	-	(115,937)

BALANCE – DECEMBER 31, 2006	185,795	6,593,866	(115,937)	(2,438)	6,661,286

Foreign currency translation adjustment	-	-		81,819	81,819

Net loss	-	-	(146,643)	-	(146,643)

BALANCE – MARCH 31, 2007	$185,795	$6,593,866	$(262,580)	$79,381	$6,596,462

See notes to financial statements

TONGLIAO YILI ASPHALT CO.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

(U.S. $)

THREE MONTHS ENDED MARCH 31, 2007	FROM INCEPTION (MAY 27, 2005) TO MARCH 31, 2007

OPERATING ACTIVITIES:
Net loss	$ (146,643)	$ (262,580)
Adjustments to reconcile net loss to net
cash provided by (used in) operating activities:
Depreciation	14,337	14,337
Changes in operating assets and liabilities:
Inventories	(114)	(3,080)
Prepaid expenses and sundry current assets	-	(230)
Accounts payable	(642,320)	1,325,926
Accrued expenses	4,288	26,597
Due to/from owner	(566,234)	(28,608)
NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES	(1,336,686)	1,072,362

INVESTING ACTIVITIES:
Acquisition of property and equipment	(14,255)	(7,844,492)
NET CASH USED IN INVESTING ACTIVITIES	(14,255)	(7,844.492)

FINANCING ACTIVITIES:
Capital contribution	-	6,779,661
NET CASH PROVIDED BY FINANCING ACTIVITIES	-	6,779,661

EFFECT OF EXCHANGE RATE ON CASH	16,212	13,773

INCREASE (DECREASE) IN CASH	(1,334,729)	21,304

CASH – BEGINNING OF PERIOD	1,356,033	-

CASH – END OF PERIOD	$ 21,304	$ 21,304

See notes to financial statements

TONGLIAO YILI ASPHALT CO.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

1

BUSINESS DESCRIPTION

The Company was formed May 27, 2005 in Tongliao City, Peoples Republic of China (“PRC”) and specializes in manufacturing and distribution of asphalt and other oil products.

2           GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown on the accompanying balance sheet, at March 31, 2007 the Company’s liabilities exceeded its current assets by $1,330,524 and the Company has not earned any revenues from operations since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation - Development Stage Company

The Company has been developing its facilities and obtaining the requisite approvals from the Chinese government and since inception, has not earned any revenue from operations.  Accordingly, the Company’s activities have been accounted for as those of a “Development Stage Enterprise”, as set forth in Financial Accounting Standards Board Statement No. 7 (“SFAS 7").     Among the disclosures required by SFAS 7 are that the Company’s financial statements be identified as those of a development stage company, and that the statements of operations, stockholder’s equity and cash flows disclose activity since the date of the Company’s inception.

The Company intends to manufacture and market asphalt products in China.

Uses of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period.  Actual results could differ from those estimates.

Cash

The Company maintains cash with financial institutions in the PRC.  The Company performs periodic evaluation of the relative credit standing of financial institutions that are considered in the Company’s investment strategy.

Inventories

Inventories, consisting of raw materials and supplies, are valued at the lower of cost as determined by the first-in, first-out method or market.

Property and equipment

Property and equipment are recorded at cost.  Depreciation is provided in amounts sufficient to amortize the cost of the related assets over their useful lives using the straight line method for financial reporting purposes, whereas accelerated methods are used for tax purposes.

Maintenance, repairs and minor renewals are charged to expense when incurred.  Replacements and major renewals are capitalized

Research and development costs

Research and development costs are charged to expense as incurred.  Research and development costs charged to operations for the three months ended March 31, 2007 aggregated $43,849.

Deferred income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (“SFAS 109") which requires that deferred tax assets and liabilities be recognized for future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, SFAS 109 requires recognition of future tax benefits, such as carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

Currency translation

Since the Company operates primarily in the PRC, the Company’s functional currency is the Chinese Yuan (“RMB”).  Assets and liabilities are translated into U.S. Dollars at the exchange rates as of balance sheet date and records the related translation adjustments as a component of other comprehensive income (loss).  Revenue and expenses are translated using average rates prevailing during the period.  Capital accounts are translated at their historical exchange rates when the capital transactions occurred. Foreign currency translation gains and losses are recorded in current operations.

4

PROPERTY AND EQUIPMENT

A summary of property and equipment and the estimated lives used in the computation of depreciation and amortization are as follows:

            Amount           Life

Right to use land	$ 218,221	50 years
Building and building improvements	1,580,274	39 years
Machinery and equipment	4,175,877	7 years
Office equipment and furniture	45,441	7 years
Automobiles	136,025	7 years
	6,155,838
Accumulated depreciation	33,118
	6,122,720
Construction in progress	1,804,266
	$7,926,986

5

DUE TO/FROM OWNER

This amount is non-interest bearing and due on demand.

6

CAPITAL

Pursuant to the laws and regulations of the PRC, the owners of the Company receive Certificates of Registered Capital and Capital Contribution Verification Forms evidencing the initial and subsequent funding of the Company.  No shares of stock are issued pursuant to these investments.

7

RISK FACTORS

Vulnerability due to Operations in PRC

The Company’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC’s political, economic and social conditions.  There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

Substantially all of the Company’s businesses are transacted in RMB, which is not freely convertible.  The People’s Bank of China or other banks are authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China.  Approval of foreign currency payments by the People’s Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Since the Company has its primary operations in the PRC, the majority of its revenues will be settled in RMB, not U.S. Dollars. Due to certain restrictions on currency exchanges that exist in the PRC, the Company’s ability to use revenue generated in RMB to pay any dividend payments to its shareholders may be limited.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk is primarily cash. As of March 31, 2007, substantially all of the company’s cash was managed by financial institutions.

Other Risks

The Company conducts business in an industry that is subject to a broad array of environmental laws and regulations. The Company’s costs to comply with these laws and regulations are charged to expense as incurred.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Tongliao Yili Asphalt Co.

(A Development Stage Company)

Tongliao City, China

We have audited the accompanying balance sheets of Tongliao Yili Asphalt Co. (A Development Stage Company) as of December 31, 2006 and 2005 and the related statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2006 and 2005 and the period from inception (May 27, 2005) to December 31, 2006.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown on the accompanying balance sheet, at December 31, 2006 the Company’s liabilities exceeded its current assets by $1,168,951 and the Company has not earned any revenues from operations since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tongliao Yili Asphalt Co. (A Development Stage Company) as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005 and the period from inception (May 27, 2005) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Paritz & Company, P.A.

Hackensack, New Jersey

March 28, 2007

TONGLIAO YILI ASPHALT CO.

(A Development Stage Company)

BALANCE SHEETS

(U.S. $)

DECEMBER 31,
2006	2005

ASSETS
CURRENT ASSETS:
Cash	$1,356,033	$ -
Deposits	230
Inventories	2,966
TOTAL CURRENT ASSETS	1,359,229	-

PROPERTY AND EQUIPMENT, NET OF
ACCUMULATED DEPRECIATION	7,830,237	383,886

TOTAL ASSETS	$9,189,466	$383.886

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$1,968,246	$ -
Due to stockholders	537,626	196,410
Accrued expenses	22,308	1,681
TOTAL CURRENT LIABILITIES	2,528,180	198,091

STOCKHOLDERS’ EQUITY:
Common stock	185,795	185,795
Additional paid-in capital	6,593,866	-
Accumulated deficit	(115,937)	-
Accumulated other comprehensive income	(2,438)	-
TOTAL STOCKHOLDERS’ EQUITY	6,661,286	185,795

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$9,189.466	$383,886

See notes to financial statements

TONGLIAO YILI ASPHALT CO.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

(U.S. $)

YEAR ENDED DECEMBER 31, 2006 2005	FROM INCEPTION (MAY 27, 2005) TO DECEMBER 31, 2006

REVENUES:
Interest income	$ 2,812	$ -	$ 2,812
TOTAL REVENUES	2,812	-	2,812

COSTS AND EXPENSES:
Research and development	43,849	-	43,849
General and administrative	74,900	-	74,900
TOTAL COSTS AND EXPENSES	118,749	-	118,749

NET LOSS	$(115,937)	$ -	$(115,937)

See notes to financial statements

TONGLIAO YILI ASPHALT CO.

(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

(U.S. $)

COMMON STOCK	ADDITIONAL PAID-IN CAPITAL	ACCUMULATED DEFICIT	OTHER COMPREHENSIVE INCOME	TOTAL

BALANCE – MAY 27, 2005	$ -	$ -	$ -	$ -	$ -

Sale of common stock	185,795	-	-	-	185,795

BALANCE – DECEMBER 31, 2005	185,795	-	-	-	185,795

Additional capital contribution	-	6,593,866	-	-	6,593,866

Foreign currency translation adjustment	-	-	-	(2,438)	(2,438)

Net loss	-	-	(115,937)	-	(115,937)

BALANCE – DECEMBER 31, 2006	$185,795	$6,593,866	$(115,937)	$(2,438)	$6,661,286

See notes to financial statements

TONGLIAO YILI ASPHALT CO.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

(U.S. $)

YEAR ENDED DECEMBER 31, 2006 2005	FROM INCEPTION (MAY 27, 2005) TO DECEMBER 31, 2006

OPERATING ACTIVITIES:
Net loss	$ (115,937)	$ -	$ (115,937)
Adjustments to reconcile net loss to net
cash provided by operating activities:
Depreciation	-	-	-
Changes in operating assets and liabilities:
Inventories	(2,966)		(2,966)
Prepaid expenses and sundry current assets	(230)		(230)
Accounts payable	1,968,246		1,968,246
Accrued expenses	20,628	1,681	22,309
Due to/from stockholders	341,216	196,410	537,626
NET CASH PROVIDED BY OPERATING ACTIVITIES	2,210,957	198,091	2,409,048

INVESTING ACTIVITIES:
Acquisition of property and equipment	(7,446,351)	(383,886)	(7,830,237)
NET CASH USED IN INVESTING ACTIVITIES	(7,446,351)	(383,886)	(7,830.237)

FINANCING ACTIVITIES:
Sale of common stock	-	185,795	185.795
Capital contribution	6,593,866	-	6,593,866
NET CASH PROVIDED BY FINANCING ACTIVITIES	6,593,866	185.795	6,779,661

EFFECT OF EXCHANGE RATE ON CASH	(2,439)	-	(2,439)

INCREASE IN CASH	1,356,033	-	1,356,033

CASH – BEGINNING OF YEAR	-	-	-

CASH – END OF YEAR	$ 1,356,033	$ -	$ 1,356,033

See notes to financial statements

TONGLIAO YILI ASPHALT CO.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

1

BUSINESS DESCRIPTION

The Company was formed May 27, 2005 in Tongliao City, Peoples Republic of China (“PRC”) and specializes in manufacturing and distribution of asphalt and other oil products.

2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation - Development Stage Company

The Company has been developing its facilities and obtaining the requisite approvals from the Chinese government and since inception, has not earned any revenue from operations.  Accordingly, the Company’s activities have been accounted for as those of a “Development Stage Enterprise”, as set forth in Financial Accounting Standards Board Statement No. 7 (“SFAS 7").     Among the disclosures required by SFAS 7 are that the Company’s financial statements be identified as those of a development stage company, and that the statements of operations, stockholder’s equity and cash flows disclose activity since the date of the Company’s inception.

The Company intends to manufacture and market asphalt products in China.

Uses of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period.  Actual results could differ from those estimates.

Cash

The Company maintains cash with financial institutions in the PRC.  The Company performs periodic evaluation of the relative credit standing of financial institutions that are considered in the Company’s investment strategy.

Inventories

Inventories, consisting of raw materials and supplies, are valued at the lower of cost as determined by the first-in, first-out method or market.

Property and equipment

Property and equipment are recorded at cost.  Depreciation is provided in amounts sufficient to amortize the cost of the related assets over their useful lives using the straight line method for financial reporting purposes, whereas accelerated methods are used for tax purposes.

Maintenance, repairs and minor renewals are charged to expense when incurred.  Replacements and major renewals are capitalized.

Research and development costs

Research and development costs are charged to expense as incurred.  Research and development costs charged to operations for the years ended December 31, 2006 and 2005 aggregated $43,849 and $0, respectively.

Deferred income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (“SFAS 109") which requires that deferred tax assets and liabilities be recognized for future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, SFAS 109 requires recognition of future tax benefits, such as carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

Currency translation

Since the Company operates primarily in the PRC, the Company’s functional currency is the Chinese Yuan (“RMB”).  Assets and liabilities are translated into U.S. Dollars at the December 31st exchange rates and records the related translation adjustments as a component of other comprehensive income (loss).  Revenue and expenses are translated using average rates prevailing during the period.  Foreign currency translation gains and losses are recorded in current operations.

2

PROPERTY AND EQUIPMENT

A summary of property and equipment and the estimated lives used in the computation of depreciation and amortization are as follows:

-----------DECEMBER 31.--------- 2006 2005	LIFE

Right to use land	$ 215,556	$ -	50 years
Building and building improvements	1,560,971	52,094	39 years
Machinery and equipment	4,110,733	805	7 years
Office equipment and furniture	44,886	1,472	7 years

Automobiles	134,363	19,715	7 years
	6,066,509	74,086
Accumulated depreciation	17,903	576
	6,048,606	73,510
Construction in progress	1,781,631	310,376
	$7,830,237	$383,886

3

DUE TO STOCKHOLDERS

This amount is non-interest bearing and due on demand.

4

RISK FACTORS

Vulnerability due to Operations in PRC

The Company’s operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC’s political, economic and social conditions.  There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

Substantially all of the Company’s businesses are transacted in RMB, which is not freely convertible.  The People’s Bank of China or other banks are authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China.  Approval of foreign currency payments by the People’s Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Since the Company has its primary operations in the PRC, the majority of its revenues will be settled in RMB, not U.S. Dollars. Due to certain restrictions on currency exchanges that exist in the PRC, the Company’s ability to use revenue generated in RMB to pay any dividend payments to its shareholders may be limited.